Exhibit 99.1
EARNINGS RELEASE
USCB Financial Holdings, Inc. Reports Diluted EPS of $0.19 for Q3 2023
MIAMI,

FL – October 26, 2023 – USCB Financial Holdings, Inc.

(the “Company”) (NASDAQ: USCB)
, the holding company for U.S. Century Bank (the “Bank”),
reported net income of $3.8

million or $0.19 per diluted

share for the three months

ended September 30, 2023, compared with net

income of $5.6 million or

$0.28 per
diluted share, for the same period in 2022.

“As we deliver our third quarter

earnings, I am pleased to highlight

the rebound in loan growth, following

earlier concerns this year about the

safety and soundness of the
banking industry,”

said Luis de la

Aguilera, Chairman, President and

CEO.

“We

are encouraged by the

continued diversification of our

loan growth, particularly the
59% in new non-CRE

loans for the quarter,” reported

de la Aguilera. “Our

commitment to enhancing

Net Interest Margin (NIM)

is evident in the

8.00% weighted average
coupon for the

quarter on new

loans, exceeding our

portfolio average,” he

said.

“Furthermore, we took

the opportunity to

restructure our bank-owned

life insurance,
which bolstered BOLI revenue by $982 thousand this quarter and we offset this one-time, non-recurring gain with a comparable size securities loss. This small portfolio
restructuring will allow

us to optimize

our investment portfolio

by transitioning from

lower-yielding securities to

higher-return investments,” said

de la Aguilera. “Despite
a decrease in NIM early in the third quarter, September’s NIM increased to 2.70% which reflects the resilience and adaptive spirit of our bank in fortifying our financial performance." said de la Aguilera.
Unless otherwise stated, all

percentage comparisons in the

bullet points below are

calculated for the quarter

ended September 30, 2023 compared

to the quarter

ended
September 30, 2022 and annualized where appropriate.
Profitability
•
Annualized return on average assets for the quarter ended September

30, 2023 was 0.67% compared to 1.09% for the third

quarter of 2022.

•
Annualized return on average stockholders’ equity for

the quarter ended September 30, 2023 was 8.19% compared

to 11.90% for the third quarter of 2022.

•
The efficiency ratio for the quarter ended September 30, 2023 was

64.64% compared to 54.58% for the third quarter of 2022.

•
Net interest margin for the quarter ended September 30, 2023 was

2.60% compared to 3.47% for the third quarter ended 2022.
•
Net interest income before provision for

credit losses was $14.0 million for

the quarter ended September 30,

2023, a decrease of $2.8 million or

16.4% compared to
the third quarter of 2022.
Balance Sheet
•
Total assets were $2.2 billion at September 30, 2023, representing an increase of $207.1 million or 10.2% from September 30, 2022.
•
Total loans were $1.7 billion at September 30, 2023, representing an increase of $245.0 million or 17.1% from September 30, 2022.
•
Total deposits were $1.9 billion at September 30, 2023, representing an increase of $124.3 million or 6.9% from September 30, 2022.
•
Total stockholders’ equity was

$182.9 million at

September 30, 2023,

representing an

increase of $5.5

million or 3.1%

from September 30,

2022. Total stockholders’
equity

includes

accumulated

comprehensive

loss

of

$51.2

million

at

September 30,

2023

compared

to

accumulated

comprehensive

loss

of

$45.2

million

at
September 30, 2022.

Asset Quality
•
Allowance for credit

losses (“ACL”) was

calculated under the

Current Expected Credit

Losses (“CECL”) standard

methodology for all

periods in 2023

and the
incurred loss methodology for all periods in 2022.
•
The ACL increased by $2.9 million to $19.5 million at September

30, 2023 from $16.6 million at September 30, 2022.
•
The allowance for credit losses represented 1.16% of total loans at both September 30, 2023 and

at September 30, 2022.
•
Non-performing loans to total loans was 0.03% at September

30, 2023 compared to 0.00% at September 30, 2022.
Non-interest Income and Non-interest Expense
•
Non-interest income was $2.2

million for the

three months ended September

30, 2023, an increase

of $372 thousand

or 20.8% compared

to $1.8 million for

the same
period in 2022.

•
Non-interest expense was $10.5 million for the three

months ended September 30, 2023, an increase of

$329 thousand or 3.2% compared to $10.1

million for the
same period in 2022.

Capital
•
As of September 30, 2023,

172,397 shares remain authorized

for repurchase under the Company’s previously

announced share repurchase program.

No shares were
repurchased during the third quarter 2023.

• As of September 30, 2023,
total risk-based capital ratios for the Company and

the Bank were 13.10% and 13.06%, respectively.
•
Tangible book value per common share (a non-GAAP measure)

of $9.36 was negatively affected by $2.62

due to accumulated comprehensive loss of

$51.2 million
at

September 30,

2023.

At

September 30, 2022,

tangible

book

value

per

common

share

of

$8.87

was

negatively

affected

by

$2.26

due

to

$45.2

million

in
accumulated comprehensive loss.
Conference Call and Webcast

The Company will host a

conference call on Friday,

October 27, 2023, at 11:00

a.m. Eastern Time to discuss the

Company’s unaudited financial results for

the quarter
ended September 30, 2023. To

access the conference call, dial (800) 715-9871

(U.S. toll-free) and ask to join the USCB

Financial Holdings Call or provide conference
ID 6813115.

Additionally, interested parties can listen to a live webcast of the call in the “Investor Relations” section of the Company’s website at www.uscentury.com

.

An archived
version of the webcast will be available in the same location shortly after the live call has ended.
About USCB Financial Holdings, Inc.
USCB Financial

Holdings, Inc. is

the bank

holding company for

U.S. Century

Bank.

Established in

2002, U.S. Century

Bank is

one of

the largest

community banks
headquartered in

Miami, and

one of

the largest

community banks

in the

State of

Florida. U.S.

Century Bank

is rated

5-Stars by

BauerFinancial, the

nation’s leading
independent bank

rating firm. U.S.

Century Bank offers

customers a

wide range

of financial products

and services and

supports numerous community

organizations,
including the Greater Miami Chamber of Commerce,

the South Florida Hispanic Chamber of Commerce,

and ChamberSouth. For more information about us

or to find a
banking

center near you, please call (305) 715-5200 or visit www.uscentury.com.
Forward-Looking Statements
This earnings

release may contain statements

that are not historical in

nature and are intended to

be, and are hereby identified

as, forward-looking statements for

purposes
of the safe harbor provided by Section 21E

of the Securities Exchange Act of 1934, as amended.

Forward-looking statements are those that are not historical facts. The words “may,” “will,”

“anticipate,” “should,” “would,” “believe,” “contemplate,” “expect,” “aim,” “plan,” “estimate,” “continue,”

and “intend,” as well as other

similar
words and expressions of

the future, are intended

to identify forward-looking statements. These

forward-looking statements include, but are not

limited to,

statements
related to our projected

growth, anticipated future

financial performance, and

management’s long-term performance goals,

as well as statements

relating to the

anticipated
effects on results

of operations and financial

condition from expected developments or

events, or business and

growth strategies, including anticipated internal

growth
and balance sheet restructuring.
These

forward-looking statements

involve significant

risks

and

uncertainties that

could

cause

our

actual

results to

differ

materially

from

those

anticipated

in

such
statements. Potential risks and uncertainties include, but are not limited to:
•
the strength of the United States economy in general and the strength of the local economies in which we conduct operations;
•
our ability to successfully manage interest rate risk, credit risk,

liquidity risk, and other risks inherent to our industry;
•
the accuracy of

our financial statement

estimates and assumptions,

including the estimates

used for our

credit loss reserve

and deferred tax

asset valuation allowance;
• the efficiency and effectiveness of our internal control procedures and processes;
•
our ability to comply with the extensive laws and regulations to which we are subject, including the laws for

each jurisdiction where we operate;
•
adverse changes or conditions in capital and financial markets,

including actual or potential stresses in the banking

industry;
• deposit attrition and the level of our uninsured deposits;
•
legislative or regulatory changes and changes in

accounting principles, policies, practices or guidelines,

including the on-going effects of the implementation of the
Current Expected Credit Losses (“CECL”) standard;
•
the lack of

a significantly diversified loan

portfolio and the

concentration in the

South Florida market,

including the risks

of geographic, depositor,

and industry
concentrations, including our concentration in loans secured by real estate, in particular, commercial real estate;
• the effects of climate change;
• the concentration of ownership of our common stock;
• fluctuations in the price of our common stock;
•
our ability to fund or access the

capital markets at attractive rates and terms and

manage our growth, both organic growth as

well as growth through other means,
such as future acquisitions;
•
inflation, interest rate, unemployment rate, market and monetary fluctuations;
• impacts of international hostilities and geopolitical events;
•
increased competition and its effect on the pricing of our products and services as well as our interest rate spread and net interest margin;
• the loss of key employees
•
the effectiveness of

our risk

management strategies, including

operational risks, including,

but not

limited to, client,

employee, or third-party

fraud and

security
breaches; and
•
other risks described in this earnings release and other filings we make with the Securities and Exchange Commission (“SEC”).
All

forward-looking

statements

are

necessarily

only

estimates

of

future

results,

and

there

can

be

no

assurance

that

actual

results

will

not

differ

materially

from
expectations. Therefore, you are cautioned not to place undue reliance on any forward-looking statements. Further, forward-looking statements included in this earnings release are made only as of the date hereof, and

we undertake no obligation to update or revise

any forward-looking statement to reflect events

or circumstances after the
date on which

the statements

are made or to

reflect the occurrence of

unanticipated events, unless required

to do so

under the federal

securities laws. You

should also
review the risk factors described in the reports the Company filed or will file with the SEC.
Non-GAAP Financial Measures
This earnings

release includes

financial information

determined by

methods other

than in

accordance with

generally accepted

accounting principles

(“GAAP”). This
financial information includes

certain operating performance

measures. Management has

included these non-GAAP measures

because it believes

these measures may
provide useful

supplemental information

for evaluating

the Company’s

operations and

underlying performance

trends. Further,

management uses

these measures

in
managing and evaluating the

Company’s business and

intends to refer

to them in

discussions about our operations

and performance. Operating performance

measures
should be viewed in addition to,

and not as an alternative to

or substitute for, measures determined in accordance

with GAAP, and are not necessarily comparable to non-
GAAP measures that may

be presented by other companies.

Reconciliations of these non-GAAP

measures to the most

directly comparable GAAP measures

can be found
in the ‘Non-GAAP Reconciliation Tables’ included in the exhibits to this earnings release.
All numbers included in this press release are unaudited

unless otherwise noted.

Contacts:
Investor Relations
InvestorRelations@uscentury.com
Media Relations
Martha Guerra-Kattou

MGuerra@uscentury.com

USCB FINANCIAL HOLDINGS, INC.
CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
(Dollars in thousands, except per share data)
Three Months Ended September 30, Nine Months Ended September 30,
2023 2022 2023 2022
Interest income:
Loans, including fees $ 22,523 $ 15,954 $ 63,081 $ 42,989
Investment securities 2,833 2,201 7,501 7,040
Interest-bearing deposits in financial institutions 1,026 322 2,459 474
Total interest income 26,382 18,477 73,041 50,503
Interest expense:
Interest-bearing checking 331 19 574 52
Savings and money market accounts 8,779 1,141 20,532 2,307
Time deposits 2,565 363 5,767 893
FHLB advances and other borrowings 685 180 1,976 456
Total interest expense 12,360 1,703 28,849 3,708
Net interest income before provision for credit losses 14,022 16,774 44,192 46,795
Provision for credit losses 653 910 892 1,615
Net interest income after provision for credit losses 13,369 15,864 43,300 45,180
Non-interest income:

Service fees 1,329 934 3,707 2,917
Gain (loss) on sale of securities available for sale, net (955) (558) (976) (540)
Gain on sale of loans held for sale, net 255 330 696 686
Loan settlement - - - 161
Other non-interest income 1,532 1,083 2,650 2,127
Total non-interest income 2,161 1,789 6,077 5,351
Non-interest expense:
Salaries and employee benefits 6,066 6,075 18,325 17,863
Occupancy 1,350 1,281 3,968 3,802
Regulatory assessments and fees 365 269 1,041 708
Consulting and legal fees 513 604 1,257 1,519
Network and information technology services 481 488 1,464 1,323
Other operating expense 1,686 1,415 5,034 4,080
Total non-interest expense 10,461 10,132 31,089 29,295
Net income before income tax expense 5,069 7,521 18,288 21,236
Income tax expense 1,250 1,963 4,464 5,529
Net income $ 3,819 $ 5,558 $ 13,824 $ 15,707
Per share information:
Net income per common share, basic $ 0.20 $ 0.28 $ 0.70 $ 0.79
Net income per common share, diluted $ 0.19 $ 0.28 $ 0.70 $ 0.78
Weighted average shares outstanding:
Common shares, basic 19,542,723 20,000,753 19,661,685 19,998,841
Common shares, diluted 19,611,897 20,148,208 19,729,181 20,178,089

USCB FINANCIAL HOLDINGS, INC.
SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022
Income statement data:
Net interest income $ 14,022 $ 14,173 $ 15,997 $ 16,866 $ 16,774
Provision for credit losses 653 38 201 880 910
Net interest income after provision for credit losses 13,369 14,135 15,796 15,986 15,864
Service fees 1,329 1,173 1,205 1,093 934
Gain (loss) on sale of securities available for sale, net (955) - (21) (1,989) (558)
Gain on sale of loans held for sale, net 255 94 347 205 330
Other income 1,532 579 539 568 1,083
Total non-interest income 2,161 1,846 2,070 (123) 1,789
Salaries and employee benefits 6,066 5,882 6,377 6,080 6,075
Occupancy 1,350 1,319 1,299 1,256 1,281
Regulatory assessments and fees 365 452 224 222 269
Consulting and legal fees 513 386 358 371 604
Network and information technology services 481 505 478 483 488
Other operating expense 1,686 1,908 1,440 1,602 1,415
Total non-interest expense 10,461 10,452 10,176 10,014 10,132
Net income before income tax expense 5,069 5,529 7,690 5,849 7,521
Income tax expense 1,250 1,333 1,881 1,415 1,963
Net income $ 3,819 $ 4,196 $ 5,809 $ 4,434 $ 5,558
Per share information:
Net income per common share, basic $ 0.20 $ 0.21 $ 0.29 $ 0.22 $ 0.28
Net income per common share, diluted $ 0.19 $ 0.21 $ 0.29 $ 0.22 $ 0.28
Balance sheet data (at period-end):

Cash and cash equivalents $ 33,435 $ 87,280 $ 63,251 $ 54,168 $ 73,326
Securities available-for-sale $ 218,609 $ 218,442 $ 229,409 $ 230,140 $ 248,571
Securities held-to-maturity $ 197,311 $ 220,956 $ 186,428 $ 188,699 $ 178,865
Total securities $ 415,920 $ 439,398 $ 415,837 $ 418,839 $ 427,436
Loans held for investment
(1)
$ 1,676,520 $ 1,595,959 $ 1,580,394 $ 1,507,338 $ 1,431,513
Allowance for credit losses $ (19,493) $ (18,815) $ (18,887) $ (17,487) $ (16,604)
Total assets $ 2,244,602 $ 2,225,914 $ 2,163,821 $ 2,085,834 $ 2,037,453
Non-interest-bearing deposits $ 573,546 $ 572,360 $ 633,606 $ 629,776 $ 662,808
Interest-bearing deposits $ 1,347,376 $ 1,348,941 $ 1,196,856 $ 1,199,505 $ 1,133,834
Total deposits $ 1,920,922 $ 1,921,301 $ 1,830,462 $ 1,829,281 $ 1,796,642
FHLB advances and other borrowings $ 102,000 $ 87,000 $ 120,000 $ 46,000 $ 26,000
Total liabilities $ 2,061,718 $ 2,042,229 $ 1,979,963 $ 1,903,406 $ 1,860,036
Total stockholders' equity $ 182,884 $ 183,685 $ 183,858 $ 182,428 $ 177,417
Capital ratios:
(2)

Leverage ratio 9.26% 9.32% 9.36% 9.61% 9.48%
Common equity tier 1 capital 11.97% 12.27% 12.04% 12.53% 12.56%
Tier 1 risk-based capital 11.97% 12.27% 12.04% 12.53% 12.56%
Total risk-based capital

13.10% 13.42% 13.20% 13.65% 13.65%
(1)

Loan amounts include deferred fees/costs.
(2) Reflects the Company's regulatory capital ratios which are provided for information purposes only; as a small bank holding company, the Company is not subject to
regulatory capital requirements.

USCB FINANCIAL HOLDINGS, INC.
AVERAGE BALANCES, RATIOS, AND OTHER DATA

(UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022
Average balance sheet data:
Cash and cash equivalents $ 90,742 $ 94,313 $ 50,822 $ 61,892 $ 77,887
Securities available-for-sale $ 222,134 $ 224,913 $ 230,336 $ 242,144 $ 331,206
Securities held-to-maturity $ 218,694 $ 192,628 $ 187,826 $ 184,459 $ 116,733
Total securities $ 440,828 $ 417,541 $ 418,162 $ 426,603 $ 447,939
Loans held for investment
(1)
$ 1,610,864 $ 1,569,266 $ 1,547,393 $ 1,456,780 $ 1,398,761
Total assets $ 2,250,258 $ 2,183,542 $ 2,120,218 $ 2,051,867 $ 2,026,791
Interest-bearing deposits $ 1,353,516 $ 1,270,657 $ 1,179,878 $ 1,150,049 $ 1,107,129
Non-interest-bearing deposits $ 587,917 $ 601,778 $ 664,369 $ 653,820 $ 655,853
Total deposits $ 1,941,433 $ 1,872,435 $ 1,844,247 $ 1,803,869 $ 1,762,982
FHLB advances and other borrowings $ 85,326 $ 93,075 $ 61,600 $ 37,500 $ 43,935
Total liabilities $ 2,065,357 $ 1,999,304 $ 1,936,847 $ 1,874,311 $ 1,841,503
Total stockholders' equity $ 184,901 $ 184,238 $ 183,371 $ 177,556 $ 185,288
Performance ratios:
Return on average assets
(2)
0.67% 0.77% 1.11% 0.86% 1.09%
Return on average equity
(2)
8.19% 9.13% 12.85% 9.91% 11.90%
Net interest margin
(2)
2.60% 2.73% 3.22% 3.45% 3.47%
Non-interest income (loss) to average assets
(2)
0.38% 0.34% 0.40% (0.02)% 0.35%
Efficiency ratio
(3)
64.64% 65.25% 56.32% 59.81% 54.58%
Loans by type (at period end):
(4)
Residential real estate $ 188,880 $ 183,093 $ 184,427 $ 185,636 $ 186,551
Commercial real estate $ 1,005,280 $ 989,401 $ 987,757 $ 970,410 $ 928,531
Commercial and industrial $ 212,975 $ 169,401 $ 160,947 $ 126,984 $ 121,145
Foreign banks $ 94,640 $ 85,409 $ 97,405 $ 93,769 $ 94,450
Consumer and other

$ 173,096 $ 167,845 $ 149,410 $ 130,429 $ 100,845
Asset quality data:

Allowance for credit losses to total loans 1.16% 1.18% 1.20% 1.16% 1.16%
Allowance for credit losses to non-performing loans 4,070% 3,871% 3,886% - % - %
Total non-performing loans
(5)
$ 479 $ 486 $ 486 $ -

$ -
Non-performing loans to total loans 0.03% 0.03% 0.03% - % - %
Non-performing assets to total assets
(5)
0.02% 0.02% 0.02% - % - %
Net charge-offs (recoveries of) to average loans
(2)
(0.00)% 0.01% (0.01)% (0.00)% 0.03%
Net charge-offs (recovery) of credit losses $ (5) $ 29 $ (49) $ (2) $ 91
Interest rates and yields:
(2)
Loans 5.55% 5.33% 5.17% 4.86% 4.53%
Investment securities

2.52% 2.26% 2.20% 2.13% 1.94%
Total interest-earning assets 4.89% 4.68% 4.51% 4.21% 3.82%
Deposits 2.39% 1.99% 1.29% 0.77% 0.34%
FHLB advances and other borrowings 3.19% 3.42% 3.27% 2.27% 1.63%
Total interest-bearing liabilities 3.41% 2.97% 2.08% 1.25% 0.59%
Other information:

Full-time equivalent employees 194 198 196 191 191
(1)

Loan amounts include deferred fees/costs.
(2)

Annualized.
(3)

Efficiency ratio is defined as total non-interest expense divided by sum of net interest income and total non-interest

income.
(4)

Loan amounts exclude deferred fees/costs.
(5)

The amounts for total non-performing loans and total non-performing assets are the same at the dates presented since there were

no impaired investments or other
real estate owned (OREO) recorded.

USCB FINANCIAL HOLDINGS, INC.

NET INTEREST MARGIN (UNAUDITED)
(Dollars in thousands)
Three Months Ended September 30,
2023 2022
Average

Balance Interest Yield/Rate
(1)
Average

Balance Interest Yield/Rate
(1)
Assets
Interest-earning assets:
Loans
(2)
$ 1,610,864 $ 22,523 5.55% $ 1,398,761 $ 15,954 4.53%
Investment securities
(3)
445,828 2,833 2.52% 450,514 2,201 1.94%
Other interest-earnings assets 83,479 1,026 4.88% 70,540 322 1.81%
Total interest-earning assets 2,140,171 26,382 4.89% 1,919,815 18,477 3.82%
Non-interest-earning assets 110,087

106,976

Total assets $ 2,250,258 $ 2,026,791
Liabilities and stockholders' equity

Interest-bearing liabilities:
Interest-bearing checking $ 52,080 331 2.52% $ 66,585 19 0.11%
Saving and money market deposits 1,011,164 8,779 3.44% 823,521 1,141 0.55%
Time deposits 290,272 2,565 3.51% 217,023 363 0.66%
Total interest-bearing deposits 1,353,516 11,675 3.42% 1,107,129 1,523 0.55%
FHLB advances and other borrowings 85,326 685 3.19% 43,935 180 1.63%
Total interest-bearing liabilities 1,438,842 12,360 3.41% 1,151,064 1,703 0.59%
Non-interest-bearing demand deposits 587,917

655,853

Other non-interest-bearing liabilities 38,598 34,586
Total liabilities 2,065,357

1,841,503

Stockholders' equity 184,901 185,288
Total liabilities and stockholders' equity $ 2,250,258

$ 2,026,791

Net interest income $ 14,022 $ 16,774
Net interest spread
(4)
1.48% 3.23%
Net interest margin
(5)
2.60% 3.47%
(1)

Annualized.
(2)

Average loan balances include non-accrual loans. Interest income on loans includes accretion of deferred loan fees, net of deferred loan costs.
(3)

At fair value except for securities held to maturity. This amount includes FHLB stock.
(4)

Net interest spread is the average yield earned on total

interest-earning assets minus the average rate paid on total interest-bearing liabilities.
(5)

Net interest margin is the ratio of net interest income to total interest-earning assets.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands)
As of or For the Three Months Ended
9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022
Pre-tax pre-provision ("PTPP") income:
(1)
Net income $ 3,819 $ 4,196 $ 5,809 $ 4,434 $ 5,558
Plus: Provision for income taxes 1,250 1,333 1,881 1,415 1,963
Plus: Provision for credit losses 653 38 201 880 910
PTPP income $ 5,722 $ 5,567 $ 7,891 $ 6,729 $ 8,431
PTPP return on average assets:
(1)

PTPP income $ 5,722 $ 5,567 $ 7,891 $ 6,729 $ 8,431
Average assets $ 2,250,258 $ 2,183,542 $ 2,120,218 $ 2,051,867 $ 2,026,791
PTPP return on average assets
(2)
1.01% 1.02% 1.51% 1.30% 1.65%

Operating net income:
(1)
Net income $ 3,819 $ 4,196 $ 5,809 $ 4,434 $ 5,558
Less: Net gains (losses) on sale of securities (955) - (21) (1,989) (558)
Less: Tax effect on sale of securities 242 - 5 504 141
Operating net income $ 4,532 $ 4,196 $ 5,825 $ 5,919 $ 5,975

Operating PTPP income:
(1)
PTPP income $ 5,722 $ 5,567 $ 7,891 $ 6,729 $ 8,431
Less: Net gains (losses) on sale of securities (955) - (21) (1,989) (558)
Operating PTPP income $ 6,677 $ 5,567 $ 7,912 $ 8,718 $ 8,989
Operating PTPP return on average assets:
(1)

Operating PTPP income $ 6,677 $ 5,567 $ 7,912 $ 8,718 $ 8,989
Average assets $ 2,250,258 $ 2,183,542 $ 2,120,218 $ 2,051,867 $ 2,026,791
Operating PTPP return on average assets
(2)
1.18% 1.02% 1.51% 1.69% 1.76%

Operating return on average assets:
(1)
Operating net income $ 4,532 $ 4,196 $ 5,825 $ 5,919 $ 5,975
Average assets $ 2,250,258 $ 2,183,542 $ 2,120,218 $ 2,051,867 $ 2,026,791
Operating return on average assets
(2)
0.80% 0.77% 1.11% 1.14% 1.17%
Operating return on average equity:
(1)
Operating net income $ 4,532 $ 4,196 $ 5,825 $ 5,919 $ 5,975
Average equity $ 184,901 $ 184,238 $ 183,371 $ 177,556 $ 185,288
Operating return on average equity
(2)
9.72% 9.13% 12.88% 13.23% 12.79%
Operating Revenue:
(1)

Net interest income
$ 14,022

$ 14,173

$ 15,997

$ 16,866

$ 16,774

Non-interest income

2,161 1,846 2,070

(123)

1,789

Less: Net gains (losses) on sale of securities
(955) - (21) (1,989) (558)

Operating revenue
$ 17,138 $ 16,019 $ 18,088 $ 18,732 $ 19,121
Operating Efficiency Ratio:
(1)

Total non-interest expense
$ 10,461

$ 10,452

$ 10,176

$ 10,014

$ 10,132

Operating revenue
$ 17,138 $ 16,019 $ 18,088 $ 18,732 $ 19,121

Operating efficiency ratio
61.04% 65.25% 56.26% 53.46% 52.99%
(1) The Company believes these non-GAAP measurements are

key indicators of the ongoing earnings power of the

Company.
(2)

Annualized.

USCB FINANCIAL HOLDINGS, INC.
NON-GAAP FINANCIAL MEASURES (UNAUDITED)
(Dollars in thousands, except per share data)
As of or For the Three Months Ended
9/30/2023 6/30/2023 3/31/2023 12/31/2022 9/30/2022
Tangible book value per common share (at period-end):
(1)
Total stockholders' equity $ 182,884 $ 183,685 $ 183,858 $ 182,428 $ 177,417
Less: Intangible assets - - - - -
Tangible stockholders' equity $ 182,884 $ 183,685 $ 183,858 $ 182,428 $ 177,417
Total shares issued and outstanding (at period-end):
Total common shares issued and outstanding 19,542,290 19,544,777 19,622,380 20,000,753 20,000,753
Tangible book value per common share
(2)
$ 9.36 $ 9.40 $ 9.37 $ 9.12 $ 8.87
Operating diluted net income per common share:
(1)
Operating net income $ 4,532 $ 4,196 $ 5,825 $ 5,919 $ 5,975
Total weighted average diluted shares of common stock 19,611,897 19,639,682 19,940,606 20,172,438 20,148,208
Operating diluted net income per common share: $ 0.23 $ 0.21

$

0.29

$

0.29

$

0.30
Tangible Common Equity/Tangible Assets
(1)

Tangible stockholders' equity
$ 182,884 $ 183,685 $ 183,858 $ 182,428 $ 177,417

Tangible total assets
(3)
$ 2,244,602

$

2,225,914

$

2,163,821

$

2,085,834

$

2,037,453
Tangible Common Equity/Tangible Assets 8.15% 8.25% 8.50% 8.75% 8.71%
(1)

The Company believes these non-GAAP measurements

are key indicators of the ongoing earnings power

of the Company.
(2)

Excludes the dilutive effect, if any, of shares of common stock issuable upon exercise of outstanding stock options.
(3) Since the Company has no intangible assets, tangible

total assets is the same amount as total assets calculated

under GAA
P.